UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2007

SBARRO INC.

(Exact Name of Registrant as Specified in its Charter)

New York	002-96807	11-2501939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Broadhollow Road, Melville, New York 11747-4714

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (631) 715-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On January 23, 2007, Sbarro, Inc. announced the results to date of its tender offer and consent solicitation for its 11% Senior Notes due 2009. A copy of the news release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.	Financial Statements and Exhibits

(d)	EXHIBIT

99.1	News Release dated January 23, 2007 titled, “Sbarro, Inc. Announces Results to Date of its Tender Offer and Consent Solicitation for its 11% Senior Notes”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Sbarro has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SBARRO, INC.
Dated:	January 23, 2007

		By:	/s/ ANTHONY J. PUGLISI
Anthony J. Puglisi
Vice President - Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated January 23, 2007 titled, “Sbarro, Inc. Announces Results to Date of its Tender Offer and Consent Solicitation for its 11% Senior Notes”

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